Exhibit 10.1

AMENDMENT NUMBER ONE
TO
CREDIT AGREEMENT

dated as of September 24, 2004

between

ULTRALIFE BATTERIES, INC.

and

THE LENDERS PARTY THERETO
JPMORGAN CHASE BANK,
as Administrative Agent

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT

     This Amendment is dated as of September 24, 2004, is made by and between ULTRALIFE BATTERIES, INC. (the “Borrower”) and the Lenders party to the Credit Agreement and JPMORGAN CHASE BANK, as Administrative Agent for the Lenders (in such capacity, the “Agent”).

Statement of the Premises

     The Borrower, the Lenders and the Agent have previously entered into, among other agreements, a Credit Agreement, dated as of June 30, 2004 (the “Credit Agreement”). The Borrower, the Lenders and the Agent desire to amend the Credit Agreement as referenced herein.

Statement of Consideration

     Accordingly, in consideration of the premises and under the authority of Section 5-1103 of the New York General Obligations Law, the parties agree as follows:

Agreement

     1. Defined Terms. The terms “this Agreement,” “hereunder” and similar references in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment Number One. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Amendment. Effective upon the satisfaction of all conditions specified in Section 5 hereof, the Credit Agreement is hereby amended as follows:

     The Definition, “EBITDA”, is superseded and replaced in its entirety and amended to read:

“EBITDA” means for any period and in respect of any Person the sum of (i) the net income of such Person for such period computed in accordance with GAAP, plus (ii) the interest expense of such Person for such period, plus (iii) the income tax expense of such Person for such period, plus (iv) the amount reported as the depreciation of the assets of such Person for such period computed in accordance with GAAP, plus (v) the amount reported as the amortization of intangibles assets of such Person for such period computed in accordance with GAAP, and as such item is used in the computation of such Person’s net income for such period, minus (vi) all items which would be classified as extraordinary non-cash gains of such Person in accordance with GAAP consistently applied, plus (vii) all items which would be classified as extraordinary non-cash losses of such Person in accordance with GAAP consistently applied.

     The Definition “Fiscal Quarter” is added to the Agreement, to read as follows:

     “Fiscal Quarter” means any of the four accounting periods of the Borrower in each fiscal year.

     3. Exclusion of Unusual, Non-Recurring Event from EBITDA Calculation. The Borrower has advised the Agent that it took a charge to net income of $3,951,000 as at the Fiscal Quarter ending in June 2004 related to its ownership interest in, and loan to, Ultralife Taiwan Inc. (“UTI”), which negatively impacted the calculation of EBITDA. No Default or Event of Default occurred under the Credit Agreement as a result of the UTI charge to net income. The Borrower has requested that the $3,951,000 be added back to the EBITDA calculation for the Fiscal Quarter ending in June 2004 and for each four Fiscal Quarter period that includes the Fiscal Quarter ending in June 2004, for all purposes under the Credit Agreement, including, without limitation, the calculation of Consolidated Total Funded Debt to EBITDA in Section 6.09(a) and in the definitions of “Applicable Revolving Rate” and “Applicable Term Rate”. The Agent and the Lenders hereby agree to recalculate EBITDA for the Fiscal Quarter ending in

June 2004 and for each four Fiscal Quarter period that includes the Fiscal Quarter ending in June 2004, in accordance with the Borrower’s request. Nothing herein shall be construed as a waiver of any other condition, event or act which would constitute a Default or an Event of Default, nor should this agreement be considered a precedent for similar requests.

     4. Representations. The Borrower hereby represent and warrant to the Lenders and the Agent that: (i) the covenants, representations and warranties set forth in the Credit Agreement are true and correct on and as of the date of execution hereof as if made on and as of said date and as if each reference therein to the Credit Agreement were a reference to the Credit Agreement as amended by this Amendment; (ii) no Default or Event of Default specified in the Credit Agreement has occurred and is continuing, (iii) since the date of the Credit Agreement, there has been no material adverse change in the financial condition or business operations of the Borrower which has not been disclosed to Agent; (iv) the making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action; and (v) the security interests and charges granted by the Borrower and its Subsidiary pursuant to the Security Agreements continue to constitute valid, binding and enforceable, first in priority Liens on the Collateral, subject only to Liens permitted under the terms of the Security Agreements and Credit Agreement.

     5. Conditions of Effectiveness. This Amendment shall become effective when and only when Agent shall have received counterparts of this Amendment executed by Borrower, Lenders and Agent, and Agent shall have additionally received the following:

          A. A secretarial certificate of the Borrower in a form reasonably acceptable to Agent, certifying that the June 30, 2004 secretary’s certificate of Borrower is true and correct as of the date of execution hereof, and the authorizing resolutions and the incumbency of officers of the Borrower remain in full force and effect.

          B. Payment of all legal and audit expenses incurred by Agent relating to the Agreement as amended hereby.

     6. Reference to and Effect on Loan Documents.

          A. Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          B. Except as specifically amended above, the Credit Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     7. Costs and Expenses. Borrower agree to pay on demand all costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment and the other documents related hereto, including the fees and out-of-pocket expenses of counsel for Agent.

     8. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all or which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized as of the date first above written.

ULTRALIFE BATTERIES, INC.
By:	/s/ Robert W. Fishback
Name:	Robert W. Fishback
Title:	VP – Finance & CFO

[Additional Signature Pages follow]

JPMORGAN CHASE BANK
By:	/s/ Virginia Allen
Virginia Allen, Vice President

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, as Agent
	By:	/s/ Virginia Allen
Virginia Allen, Vice President

[Additional Signature Page follows]

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Jon Fogle
Jon Fogle, Vice President

AMENDMENT NUMBER TWO
TO
CREDIT AGREEMENT

dated as of May 4, 2005

between

ULTRALIFE BATTERIES, INC.

and

THE LENDERS PARTY THERETO
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

     This Amendment is dated as of May 4, 2005, is made by and between ULTRALIFE BATTERIES, INC. (the “Borrower”) and the Lenders party to the Credit Agreement and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent for the Lenders (in such capacity, the “Agent”).

Statement of the Premises

     The Borrower, the Lenders and the Agent have previously entered into, among other agreements, a Credit Agreement, dated as of June 30, 2004, which was amended by Amendment Number One dated as of September 24, 2004 (the “Credit Agreement”). The Borrower, the Lenders and the Agent desire to amend the Credit Agreement as referenced herein.

Statement of Consideration

     Accordingly, in consideration of the premises and under the authority of Section 5-1103 of the New York General Obligations Law, the parties agree as follows:

Agreement

     1. Defined Terms. The terms “this Agreement,” “hereunder” and similar references in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment Number Two. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Amendment. Effective upon the satisfaction of all conditions specified in Section 5 hereof, the Credit Agreement is hereby amended as follows:

          A. The definitions of “Applicable Revolving Rate” and “Applicable Term Rate” are superseded and replaced in their entirety and amended to read:

     “Applicable Revolving Rate” means, for any day, with respect to any ABR Revolving Loan or Eurodollar Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Facility Fee Rate”, as the case may be, based upon the ratio, applicable on such date, of the Borrower’s Consolidated Total Funded Debt to EBITDA measured at each Fiscal Quarter end, for the four Fiscal Quarter period then ended, taken together as a single accounting period:

	Facility	Eurodollar	ABR
Total Funded Debt/EBITDA	Fee Rate	Spread	Spread
less than or equal to .50 to 1	25 bps	75 bps	0 bps
greater than .50 to 1, but less than or equal to .75 to 1	25 bps	85 bps	0 bps
greater than .75 to 1, but less than or equal to 1.00 to 1	30 bps	100 bps	0 bps
greater than 1.00 to 1, but less than or equal to 1.25 to 1	35 bps	125 bps	0 bps
greater than 1.25 to 1, but less than or equal to 1.50 to 1	45 bps	150 bps	0 bps
greater than 1.50 to 1, but less than or equal to 1.75 to 1	50 bps	200 bps	0 bps
greater than 1.75 to 1, but less than or equal to 2.50 to 1	60 bps	250 bps	0 bps

     The Applicable Revolving Rate shall be the basis points number set forth above which corresponds to the Consolidated Total Funded Debt/EBITDA Ratio of the Borrower for the Fiscal Quarter

most recently ended and for which financial statements have been received pursuant to Section 5.01 of this Agreement; provided further that if Borrower at any time shall fail to deliver such financial reports to the Administrative Agent within the time required pursuant to § 5.01 of this Agreement, then the Applicable Revolving Rate shall revert, as of the last date on which such financial statements could have been delivered in compliance with § 5.01, to the highest rate provided, until such financial reports shall have been delivered.

     “Applicable Term Rate” means, for any day, with respect to any ABR Term Loan or Eurodollar Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, based upon the Ratio, applicable on such date of the Borrower’s Consolidated Total Funded Debt to EBITDA measured at each Fiscal Quarter end, for the four Fiscal Quarter period then ended, taken together as a single accounting period:

	Eurodollar	ABR
Total Funded Debt/EBITDA	Spread	Spread
less than or equal to .50 to 1	125 bps	0 bps
greater than .50 to 1, but less than or equal to .75 to 1	135 bps	0 bps
greater than .75 to 1, but less than or equal to 1.00 to 1	150 bps	0 bps
greater than 1.00 to 1, but less than or equal to 1.25 to 1	175 bps	0 bps
greater than 1.25 to 1, but less than or equal to 1.50 to 1	200 bps	0 bps
greater than 1.50 to 1, but less than or equal to 1.75 to 1	250 bps	25 bps
greater than 1.75 to 1, but less than or equal to 2.50 to 1	300 bps	50 bps

     The Applicable Term Rate shall be the basis points number set forth above which corresponds to the Consolidated Total Funded Debt/EBITDA Ratio of the Borrower for the Fiscal Quarter most recently ended and for which financial statements have been received pursuant to Section 5.01 of this Agreement; provided further that if Borrower at any time shall fail to deliver such financial reports to the Administrative Agent within the time required pursuant to § 5.01 of this Agreement, then the Applicable Term Rate shall revert, as of the last date on which such financial statements could have been delivered in compliance with § 5.01, to the highest rate provided, until such financial reports shall have been delivered.

            B. Section 6.09(a), Debt to Earnings Ratio, is superseded and replaced in its entirety and amended to read:

     (a) Debt to Earnings Ratio. The Borrower shall maintain the ratio of Consolidated Total Funded Debt to EBITDA at or below 2.50 to 1 measured at the Fiscal Quarter ending in July, 2005, for the four Fiscal Quarter period then ended, taken together as a single accounting period; and thereafter, at or below 2.00 to 1 measured at each Fiscal Quarter end, for the four Fiscal Quarter period then ended, taken together as a single accounting period.

            C. Section 6.09(b), EBIT to Interest Expense Ratio, is superseded and replaced in its entirety and amended to read:

     (b) EBIT to Interest Expense Ratio. The Borrower shall maintain the ratio of EBIT to the interest expense at or above 2.00 to 1 measured at the Fiscal Quarter ending in July, 2005, for the four Fiscal Quarter period then ended, taken together as a single accounting period; and thereafter, at or above 5.00 to 1 measured at each Fiscal Quarter end, for the four Fiscal Quarter period then ended, taken together as a single accounting period.

     3. Exclusion of Unusual, Non-Recurring Event from EBIT and EBITDA Calculations. The Borrower has advised the Agent that it took a charge to net income of $1,803,000 as at the Fiscal Quarter ending in December, 2004 related to certain polymer rechargeable manufacturing assets, which negatively impacted the calculation of EBIT and EBITDA. No Default or Event of Default occurred under the Credit Agreement as a result of the charge to net income. The Borrower has requested that the $1,803,000 be added back to the EBIT and EBITDA calculation for the Fiscal Quarter ending in December 2004 and for each four Fiscal Quarter period that includes the Fiscal Quarter ending in December 2004, for all purposes under the Credit Agreement, including, without limitation, the calculation of Consolidated Total Funded Debt to EBITDA in Section 6.09(a) and in the definitions of “Applicable Revolving Rate” and “Applicable Term Rate” and the calculation of EBIT to Interest Expense Ratio in Section 6.09(b). The Agent and the Lenders hereby agree to recalculate EBIT and EBITDA for the Fiscal Quarter ending in December 2004 and for each four Fiscal Quarter period that includes the Fiscal Quarter ending in December 2004, in accordance with the Borrower’s request. Nothing herein shall be construed as a waiver of any other condition, event or act which would constitute a Default or an Event of Default, nor should this agreement be considered a precedent for similar requests.

     4. Representations. The Borrower hereby represents and warrants to the Lenders and the Agent that: (i) the covenants, representations and warranties set forth in the Credit Agreement are true and correct on and as of the date of execution hereof as if made on and as of said date and as if each reference therein to the Credit Agreement were a reference to the Credit Agreement as amended by this Amendment; (ii) except the Existing Event of Default, defined and waived herein below, no Default or Event of Default specified in the Credit Agreement has occurred and is continuing, (iii) since the date of the Credit Agreement, there has been no material adverse change in the financial condition or business operations of the Borrower which has not been disclosed to Agent; (iv) the making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action; and (v) the security interests and charges granted by the Borrower and its Subsidiary pursuant to the Security Agreements continue to constitute valid, binding and enforceable, first in priority Liens on the Collateral, subject only to Liens permitted under the terms of the Security Agreements and Credit Agreement.

     5. Waiver of Existing Covenant Violations. The Borrower has advised the Agent that it is not in compliance with its financial covenant obligations under Section 6.09(b) of the Credit Agreement for the fiscal quarter ending in April, 2005 (the “Existing Event of Default”). The Agent, on behalf of the Lenders, hereby waives the Existing Event of Default, together with the right as a consequence thereof to assert an Event of Default under the Credit Agreement. Nothing herein shall be construed as a waiver of any other condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

     6. Conditions of Effectiveness. This Amendment shall become effective when and only when Agent shall have received counterparts of this Amendment executed by Borrower, Lenders and Agent, and Agent shall have additionally received the following:

          A. A secretarial certificate of the Borrower in a form reasonably acceptable to Agent, certifying that the June 30, 2004 secretary’s certificate of Borrower is true and correct as of the date of execution hereof, and the authorizing resolutions and the incumbency of officers of the Borrower remain in full force and effect.

     7. Reference to and Effect on Loan Documents.

          A. Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          B. Except as specifically amended above, the Credit Agreement, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          C. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     8. Costs and Expenses. Borrower agree to pay on demand all costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment and the other documents related hereto, including the fees and out-of-pocket expenses of counsel for Agent.

     9. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all or which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized as of the date first above written.

ULTRALIFE BATTERIES, INC.
By:	/s/ Robert W. Fishback
Name:	Robert W. Fishback
Title:	VP – Finance & CFO

[Additional Signature Pages follow]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Virginia Allen
Virginia Allen, Vice President

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Agent

	By:	/s/ Virginia Allen
Virginia Allen, Vice President

[Additional Signature Page follows]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Jon Fogle
Jon Fogle, Vice President